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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 29, 2001

                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE                   0-20867                    36-4082530
(State or other jurisdiction  (Commission file number)        (I.R.S. employer
      of incorporation)                                      identification no.)

    5400 SOUTH PULASKI ROAD                                60632
       CHICAGO, ILLINOIS                                 (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (773) 582-8616

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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

ITEM 5.  OTHER EVENTS.

     See attached press release issued by Park Bancorp, Inc. on June 29, 2001. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1    Press Release dated June 29, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PARK BANCORP, INC.



Date:  June 28, 2001                    By: /s/ Richard J. Remijas, Jr.
                                            -----------------------------------
                                            Richard J. Remijas, Jr.
                                            Executive Vice President,
                                            Chief Operating Officer and
                                            Corporate Secretary

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1  Press Release dated June 29, 2001.

                                                                   EXHIBIT 99.1
                                                                   ------------

                               PARK BANCORP, INC.
                             5400 SOUTH PULASKI ROAD
                             CHICAGO, ILLINOIS 60632


                                  PRESS RELEASE
                                  -------------


                  PARK BANCORP INC. ANNOUNCES STOCK REPURCHASE



     Chicago, Illinois, June 29, 2001. . . Park Bancorp Inc. (NASDAQ: PFED) announced today that it had repurchased 219,100 shares of its outstanding common stock from two of its larger stockholders: Investors of America, L.P. and Philip
J. Timyan. Investors of America, L.P. had previously filed a Schedule 13D with the Securities and Exchange Commission indicating its discontent with Company policies. The shares were purchased at prevailing market prices.

     David Remijas, President of the Company, indicated that the Board of Directors approved the repurchase in view of the current price level of the Company's common stock, the purchase price for the shares in relation to their current book value, the strong capital position of the Company and its subsidiary, Park Federal Savings Bank, and the selling stockholders' agreement not to acquire shares of the Company or take actions intended to interfere with Company policy for three years. The Company also announced today that, because of this repurchase, it has terminated the remaining portion of its previously announced stock repurchase plan.



Contact:  Park Bancorp, Inc.
                David Remijas
                (630) 969-8900